UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) August 15, 2011
MetLife, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-15787	13-4075851

(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188

(Address of Principal Executive Offices)	(Zip Code)
212-578-2211

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2

Item 7.01. Regulation FD Disclosure.
On August 15, 2011, MetLife, Inc. issued a press release announcing that Frans Hijkoop will join the company as executive vice-president and chief human resources officer, effective August 29, 2011. On August 22, 2011, MetLife, Inc. issued a press release announcing that Martin Lippert will join the company as executive vice-president and head of global technology, effective September 6, 2011. A copy of the press releases are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference. The press releases are furnished and not filed pursuant to Instruction B.2 of Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits

99.1	Press release of MetLife, Inc. dated August 15, 2011 announcing that Frans Hijkoop will join the company as executive vice-president and chief human resources officer, effective August 29, 2011. The press release is furnished and not filed pursuant to Instruction B.2 of Form 8-K.

99.2	Press release of MetLife, Inc. dated August 15, 2011 announcing that Martin Lippert will join the company as executive vice-president and head of global technology, effective September 6, 2011. The press release is furnished and not filed pursuant to Instruction B.2 of Form 8-K.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.
By:	/s/ Christine M. DeBiase
	Name:	Christine M. DeBiase
	Title:	Vice President and Secretary

Date: August 23, 2011

EXHIBIT INDEX

EXHIBIT
NUMBER	EXHIBIT
99.1	Press release of MetLife, Inc. dated August 15, 2011 announcing that Frans Hijkoop will join the company as executive vice-president and chief human resources officer, effective August 29, 2011. The press release is furnished and not filed pursuant to Instruction B.2 of Form 8-K.

99.2	Press release of MetLife, Inc. dated August 15, 2011 announcing that Martin Lippert will join the company as executive vice-president and head of global technology, effective September 6, 2011. The press release is furnished and not filed pursuant to Instruction B.2 of Form 8-K.